UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) January 13, 2009

So Act Network, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	5715 Will Clayton Parkway, #6572 Humble, TX 77338	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(847) 565-9732
 (Registrant's telephone number, including area code)

43010, Inc.
4400 Route 9 South, #1000
Freehold, New Jersey 07728
(732) 446-0546
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

i. On January 13, 2009, Gately & Associates (“Gately”) was dismissed as independent auditor for the Company.  On January 13, 2009, the Company engaged Webb & Company, PA (“Webb”) as its principal independent accountant.  This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

ii. Other than the disclosure of uncertainty regarding the ability for So Act Network, Inc. (formerly, 43010, Inc.) to continue as a going concern which was included in Gately’s accountant’s report on the financial statements for the past two years, the principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Gately’s termination on January 13, 2009, Gately disclosed the uncertainty regarding the ability of So Act Network, Inc. (formerly, 43010, Inc.) to continue as a going concern in its accountant’s report on the financial statements.  There has been no other disagreements between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

iii. The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iv. In connection with its review of financial statements through January 13, 2009, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately would have caused them to make reference thereto in their report on the financial statements.

v. During the most recent audit period and the interim period subsequent to January 13, 2008 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

vi. The Company requested that Gately furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

i. The Company engaged Webb & Company, PA (“Webb”) as its new independent auditors as of January 13, 2009.  Prior to such date, the Company, did not consult with Webb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 8.01 Other Events.

On January 13, 2009, the Board of Directors participated in and approved the decision of a 4 for 1 forward split of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired:
           None

     (b) Exhibits

NUMBER       EXHIBIT
16.1                  Letter from Gately & Associates, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009	By:	/s/ Greg Halpern
Name: Greg Halpern Title: President, Chief Executive Officer, Chief Financial Officer